UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                -------------------------------------------------

       Date of Report (Date of earliest event reported): November 14, 2000

                                   SAWTEK INC.
             (Exact name of registrant as specified in its charter)

                                     Florida
                          (State or other jurisdiction
                                of incorporation)

                                    000-28276
                              (Commission File No.)

                                   59-1864440
                        (IRS Employer Identification No.)

                             1818 South Highway 441
                              Apopka, Florida 32703
                    (Address of principal executive offices)

                                 (407) 886-8860
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

        Sawtek Inc. announced the resignation of its Chief Executive Officer, Gary A. Monetti, and promoted his successor, Kimon Anemogiannis, to President and Chief Executive Officer, effective November 14, 2000.

Item 7. Financial Statements and Exhibits

        Exhibit 99.1 Sawtek Inc. Press Release dated November 14, 2000: Sawtek Inc. announces the appointment of Kimon Anemogiannis as President and Chief Executive Officer.

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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SAWTEK INC.



                                  By:/s/ Raymond A. Link
                                     Sr. Vice President Finance and
                                     Chief Financial Officer

November 14, 2000


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